UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2008 (February 13, 2008)

Behringer Harvard Opportunity REIT I, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-51961	20-1862323
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15601 Dallas Parkway, Suite 600, Addison, Texas 75001
(Address of principal executive offices)
(Zip Code)

(866) 655-3600
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On February 13, 2008, Behringer Harvard Opportunity OP I, LP (“Behringer Harvard Opportunity OP”), the operating partnership of Behringer Harvard Opportunity REIT I, Inc., together with Behringer Harvard Opportunity OP’s wholly owned subsidiaries Behringer Harvard Bowen Road LP, a Delaware limited partnership, Behringer Harvard Whitewater, LLC, a Delaware limited liability company, Behringer Harvard Las Colinas LP, a Delaware limited partnership, Behringer Harvard Bent Tree LP, a Delaware limited partnership, Behringer Harvard Augusta LP, a Delaware limited partnership, Behringer Harvard Northpoint LP, a Delaware limited partnership, and Behringer Harvard Regency LP, a Delaware limited partnership (collectively, the “Borrowers”), entered into a senior secured revolving credit facility (the “Credit Facility”) providing for up to $75 million of secured borrowings pursuant to a credit agreement (the “Credit Agreement”) with Bank of America, N.A., an unaffiliated entity, as lender and administrative agent (“Bank of America”) and other lending institutions that may become parties to the Credit Agreement (collectively with Bank of America, the “Lenders”). The initial Credit Facility allows Behringer Harvard Opportunity OP to borrow up to $75 million of revolving loans with up to $20 million available for issuing letters of credit (the “Letter of Credit Sub Facility”). Subject to approval by Bank of America and payments of certain fees, the amount of the Credit Facility may be increased up to $150 million, with each increase being no less than $25 million. The proceeds of the Credit Facility will be used for acquiring real estate and real estate related assets, working capital, and general corporate purposes. Behringer Harvard Opportunity REIT I, Inc., as guarantor, unconditionally guarantees payment of the Credit Facility.

The Credit Facility matures on February 13, 2011 (the “Maturity Date”).  The Borrowers have the option to extend the Credit Facility for two consecutive twelve-month periods provided that (1) a written notice of intent to exercise the extension option is provided at least 90 days prior to the applicable maturity date, (2) no defaults or events of default have occurred, (3) payment is made to Bank of America of an extension fee equal to 0.15% of the total aggregate commitment as of the first day of the extension, and (4) certain requirements outlined in the Credit Agreement are satisfied.

Loans under the Credit Facility will bear interest at an annual rate that is equal to either or a combination of (1) the LIBOR plus an applicable margin that, depending upon on the debt service coverage ratio as defined in the Credit Agreement, may vary from 1.5% to 1.7%, or (2) the “base rate,” defined as Bank of America’s prime rate, plus an applicable margin that, depending upon on the debt service coverage ratio as defined in the Credit Agreement, may vary from 0% to 0.2%.  The Borrowers have the right to prepay the outstanding amount under the Credit Facility in full or in part, at any time without penalty, provided that (1) prior written notice of the intent to prepay, including the date and the amount of principal which will be prepaid, is provided to Bank of America, (2) any partial payment is in a minimum amount of $1,000, and (3) each prepayment shall include unpaid accrued interest thereon to the date of the prepayment plus any other sums which have become due to the Lenders on or before the date of prepayment but have not been paid.

During the term of the Credit Facility, monthly payments of accrued unpaid interest shall be made, with the unpaid principal balance and all accrued unpaid interested being due and payable on the Maturity Date.

The Credit Facility is secured by a first lien on all real property assets in a collateral pool consisting of:

•                  Regency Center, Houston, TX

•                  12600 Whitewater, Minnetonka, MN

•                  5000 S. Bowen Road, Arlington, TX

•                  2603 Augusta, Houston, TX

•                  Northpoint Central, Houston, TX

•                  Bent Tree Green, Dallas, TX

•                  Las Colinas Commons, Irving, TX

The Letter of Credit Sub Facility provides up to $20 million for issuing letters of credit.  Any letters of credit issued under this sub facility are deemed usage of the Credit Facility for the purposes of calculating availability under the Credit Agreement and may mature up to one year beyond the Credit Facility’s maturity date provided that we secure such outstanding letters of credit with cash in the event the Credit Facility is not extended.

The Credit Agreement contains customary affirmative, negative, and financial covenants, representations, warranties and borrowing conditions, all as set forth in the Credit Agreement. In addition, Behringer Harvard Opportunity REIT I, Inc., as guarantor, is subject to certain financial covenants as set forth in the Credit Agreement and the Guaranty Agreement in favor of Bank of America.

We are required to pay certain fees under the Credit Agreement, including an annualized fee for any unused portion of the Credit Facility (the “Unused Fee”).  The Unused Fee is based on the average daily balance of the total aggregate commitment less any borrowings outstanding (the “Unused Commitment”), and is equal to 0.2% of the Unused Commitment if the Unused Commitment is greater than or equal to 50% of the total aggregate commitment, or 0.15% of the Unused Commitment if the Unused Commitment is less than 50% of the total aggregate commitment.  The Unused Fee is paid quarterly.   We also must pay certain fees upon the issuance of each letter of credit under the Credit Agreement and a quarterly fee based on the outstanding face amounts of any letters of credit.

The information set forth above with respect to the Credit Agreement, the related Promissory Note and the Guaranty Agreement in favor of Bank of America does not purport to be complete in scope and is qualified in its entirety by the full text of the Credit Agreement, the related Promissory Note and the Guaranty Agreement.

The Credit Agreement and the related Promissory Note and Guaranty Agreement have been filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 disclosure by reference.  In addition, the Deed of Trust, Mortgage, Assignment of Leases and Rents, Security Agreement, Fixture Filing, and/or Financing Statement, as applicable, of Behringer Harvard Bowen Road, LP, Behringer Harvard Whitewater, LLC, Behringer Harvard Las Colinas LP, Behringer Harvard Bent Tree LP, Behringer Harvard Augusta LP, Behringer Harvard Northpoint LP, and Behringer Harvard Regency LP have been filed as Exhibits 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16, and 10.17, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 disclosure by reference.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed in response to Item 601 of Regulation S-K are listed on the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

Dated: February 19, 2008	By:	/s/ Gary S. Bresky
Gary S. Bresky
Chief Financial Officer

EXHIBIT INDEX

10.1

Credit Agreement among Behringer Harvard Opportunity OP I, LP, Behringer Harvard Bowen Road LP, Behringer Harvard Whitewater, LLC, Behringer Harvard Las Colinas LP, Behringer Harvard Bent Tree LP, Behringer Harvard Augusta LP, Behringer Harvard Northpoint LP, and Behringer Harvard Regency LP, as borrowers, and Bank of America, N.A., as administrative agent, L/C issuer, and lender

10.2

Promissory Note made between Behringer Harvard Opportunity OP I, LP, Behringer Harvard Bowen Road LP, Behringer Harvard Whitewater, LLC, Behringer Harvard Las Colinas LP, Behringer Harvard Bent Tree LP, Behringer Harvard Augusta LP, Behringer Harvard Northpoint LP, and Behringer Harvard Regency LP, as borrowers, and Bank of America, N.A., as administrative agent, L/C issuer, and lender

10.3	Guaranty Agreement by Behringer Harvard Opportunity REIT I, Inc., as guarantor, in favor of Bank of America, N.A., as administrative agent and lender

10.4

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Bowen Road LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.5	Mortgage, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Whitewater, LLC, as borrower, to Bank of America, N.A.

10.6

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Las Colinas LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.7

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Bent Tree LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.8

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Augusta LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.9

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Northpoint LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.10

Deed of Trust, Assignment of Rents and Leases, Security Agreement, Fixture Filing and Financing Statement by Behringer Harvard Regency LP, as borrower, to PRLAP Inc., as trustee for the benefit of Bank of America, N.A.

10.11	Assignment of Leases and Rents by Behringer Harvard Bowen Road LP, as borrower, to Bank of America, N.A.

10.12	Assignment of Leases and Rents by Behringer Harvard Whitewater, LLC, as borrower, to Bank of America, N.A.

10.13	Assignment of Leases and Rents by Behringer Harvard Las Colinas LP, as borrower, to Bank of America, N.A.

10.14	Assignment of Leases and Rents by Behringer Harvard Bent Tree LP, as borrower, to Bank of America, N.A.

10.15	Assignment of Leases and Rents by Behringer Harvard Augusta LP, as borrower, to Bank of America, N.A.

10.16	Assignment of Leases and Rents by Behringer Harvard Northpoint LP, as borrower, to Bank of America, N.A.

10.17	Assignment of Leases and Rents by Behringer Harvard Regency LP, as borrower, to Bank of America, N.A.